UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/ A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

BIRCH BRANCH, INC.
(Exact name of registrant as specified in its charter)

COLORADO	333-126654	84-1124170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Henan Shuncheng Group Coal Coke Co., Ltd. Henan Shuncheng Group Coal Coke Co., Ltd. (New Building), Cai Cun Road Intersection, Anyang County, Henan Province, China	455141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 372 323 7890

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

This Current Report on Form 8-K/A is being filed to correct the effective date of the merger between Birch Branch Inc. and Birch Branch Acquisition Corp. The effective date of the merger will be April 8, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1 99.2 99.3 99.4 99.5

Agreement and Plan of Merger

Addendum to Information Statement Schedule 14-C

Addendum to Schedule 13E-3 Transaction Statement

Certificate of Correction with Secretary of State of Nevada

Statement of Correction Correcting Information Other Than Principal Office Address

or Registered Agent Information filed with Secretary of State of Colorado

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2013	BIRCH BRANCH, INC.

By: /s/ Feng Wang
Feng Wang, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1 99.2 99.3 99.4 99.5

Agreement and Plan of Merger

Addendum to Information Statement Schedule 14-C

Addendum to Schedule 13E-3 Transaction Statement

Certificate of Correction with Secretary of State of Nevada

Statement of Correction Correcting Information Other Than Principal Office Address

or Registered Agent Information filed with Secretary of State of Colorado